Assets Held for Sale	9 Months Ended
Sep. 30, 2021
Discontinued Operations and Disposal Groups [Abstract]
Assets Held for Sale	Assets Held for SaleAssets held for sale of $25,701, as of September 30, 2021, represent the carrying value of the vessels MV Koulitsa and MV Pedhoulas Fighter of $7,643, and $17,846 respectively, plus the value of bunkers and lubricants onboard on the same date of $109 and of $103, respectively. Two separate Memoranda of Agreement ('MoA's') were entered into with unrelated third parties in June and September, 2021, for the sale of MV Koulitsa and MV Pedhoulas Fighter at a price of $13,600 and $23,700, respectively. The sale of vessel MV Koulitsa was consummated in November 2021 and the sale of MV Pedhoulas Fighter is expected to be consummated upon delivery to her new owners in December 2021.